SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          April 20, 2000
                                                 ------------------------------

                              Heilig-Meyers Company
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             (Exact name of registrant as specified in its charter)


          Virginia                       1-8484                   54-0558861
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                file number)           Identification No.)


      12560 West Creek Parkway, Richmond, Virginia                23238
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (804) 784-7300
                                                   --------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY


Date: May 8, 2000                          By:   /s/ Thomas F. Crump
                                               -------------------------------
                                                  Thomas F. Crump
                                                  Senior Vice President and
                                                  Controller

                                  Exhibit Index

Exhibit
No.               Description
-------           -----------

2.1 Agreement of Sale dated as of April 19, 2000 by and among Heilig-Meyers Company, a Virginia corporation, HMPR, Inc., a Puerto Rico corporation, MacManufacturing, Inc., a Delaware corporation, and Empresas Berrios, Inc., a Puerto Rico corporation, and Empresa Manufacturera, Inc., a Puerto Rico corporation.

99.1              Press Release (previously filed).